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                                                                   EXHIBIT 10.27

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk ("[****]") to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

                         SALES REPRESENTATIVE AGREEMENT

     THIS SALES REPRESENTATIVE AGREEMENT (this "Agreement"), dated and effective this 29 day of September, 2006 (the "Effective Date"), between

     EVERQ GMBH, a limited liability company organized and existing under the laws of Germany and having its principal place of business at Sonnenallee 14-18, 06766 Thalheim, Germany ("EverQ"), and

     EVERGREEN CORPORATION, a Delaware corporation of the United States of America, having its principal place of business at 138 Bartlett Street, Marlboro, Massachusetts, USA ("Evergreen").

     EverQ and Evergreen are also collectively referred to herein as "Parties" and individually as "Party."

                                    AGREEMENT

     It is mutually agreed that EverQ will manufacture and supply, and Evergreen will use commercially reasonable efforts to market and sell, as representative of EverQ, the Product as defined in this Agreement, pursuant to and in accordance with the following terms and conditions.

     1. DEFINITIONS AND EXHIBITS

          The following terms shall have the following respective meanings for purposes of this Agreement:

          (a) "Business Day" shall mean any day on which financial institutions are generally open and available for business, and which is not otherwise a holiday, in all of the German state of Saxony-Anhalt and the US state of Massachusetts.

          (b) "Change of Control" means with respect to any entity, the acquisition of such entity by another entity by means of any transaction or series of related transactions (including, without limitation, any share acquisition, sale of all or substantially all of the assets, reorganization, merger or consolidation, but excluding any sale of shares for capital raising purposes) other than a transaction or series of transactions in which the holders of the voting securities of such entity outstanding immediately prior to such transaction continue to retain (either by such voting securities remaining outstanding or by such voting securities being converted into voting securities of the surviving entity), as a result of shares in such entity held by such holders prior to such transaction, more than 50% of the total voting power represented by the voting securities of such entity or such surviving entity outstanding immediately after such transaction or series of transactions

          (c) "Dedicated Production Capacity" shall mean the portion of EverQ's total production capacity that is dedicated and available for sale by Evergreen, which initially starts with 100% of the EverQ's production capacity.

          (d) "Orders" shall mean orders for Products issued hereunder by Evergreen.

          (e) "Product(s)" shall mean the products manufactured by EverQ and sold by Evergreen hereunder. The Products currently include those products described in Exhibit A.

          (f) "Product Revenue" means the payment that Evergreen actually receives in consideration for the sale of the respective Product to a customer hereunder and does not include third party costs such as shipping and insurance and does not include taxes and duties.

          (g) "Specifications" shall mean the written specifications according to which the Products are currently manufactured as of September 29, 2006, which specifications may be modified as provided under Section 12 (Changes).

          (h) "Evergreen Design" means any proprietary visual design or proprietary configuration of the Products provided by Evergreen and formally described by prior written notification by Evergreen as "Evergreen Design". Parties agree that the current status of products of EverQ does not include any "Evergreen Design". Such design will never include the String Ribbon wafer or cell technology.

               The following Exhibits are attached to this Agreement and are incorporated herein by this reference:

               Exhibit A - Products
               Exhibit B - Warranty

               Each Party acknowledges receipt of copies of all documents referred to in the Exhibits.

     2. PRECEDENCE OF DOCUMENTS

          The precedence of agreements between Evergreen and EverQ shall be:

          (a) This Agreement, including any amendment adopted pursuant to
Section 21(e) (Amendments and Waivers).

          (b) Any Order.

          (c) Any subsequent written agreement between Evergreen and EverQ that does not expressly indicate it is an amendment to this Agreement.

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     3. APPOINTMENT AND AUTHORITY OF EVERGREEN.

          EverQ hereby appoints Evergreen as EverQ's sales agent (KOMMISSIONSAGENT), and Evergreen hereby accepts such appointment. Evergreen will use commercially reasonable efforts to market and sell the Product and EverQ shall manufacture and deliver the Product ordered by Evergreen in accordance with the terms and conditions of this Agreement. Subject to the terms and conditions of this Agreement, Evergreen shall have the right to manage and conduct such activities in the manner it deems appropriate as determined in Evergreen's discretion.

     4. FORECASTS.

          (a) EVERQ LONG TERM FORECASTS. Upon the Effective Date and at [****], EverQ shall provide Evergreen a written non-binding capacity forecast ("EverQ Long Term Forecast"), indicating the Dedicated Production Capacity in each of the next [****] from the date such forecast is given, including periods already covered by Evergreen's outstanding Contracts and Orders. EverQ shall notify Evergreen promptly upon becoming aware of circumstances that would alter the EverQ Long Term Forecast before the next EverQ Long Term Forecast is due.

          (b) EVERQ ROLLING FORECAST. Each [****] during the term of this Agreement EverQ shall provide Evergreen a written rolling capacity forecast ("EverQ Rolling Forecast"), indicating the Dedicated Production Capacity in each of the next [****], including periods already covered by Evergreen's outstanding Orders.

     5. PRODUCT SALES TRANSACTIONS.

          (a) EVERQ TERMS. With respect to Products that may be sold by Evergreen hereunder, EverQ shall, in its sole discretion, [****]. EverQ will determine, in its sole discretion, adjustments to the [****] generally or with respect to a specific Product Sales Transaction where such adjustment [****]. EverQ shall promptly notify Evergreen of the [****] or any adjustments to the [****]. EverQ will further determine, in its sole discretion, which contracts and contract terms that will require formal consent of the EverQ Supervisory Board, and EverQ shall notify Evergreen thereof. However, if Evergreen is unable to provide such contracts, approval of [****] shall suffice. [****].

          [****].

          (b) PRODUCT SALES TRANSACTIONS. Evergreen shall have the right to negotiate and enter agreements and sales transactions, including short and long term contracts and other sales transactions, (collectively "Product Sales Transactions") directly with customers. Evergreen shall have the right to negotiate the terms applicable to the respective Product Sales Transaction ("Negotiated Terms") provided that such terms are within the [****]. EverQ shall provide the Products hereunder in accordance with the Negotiated Terms provided that Negotiated Terms are within the [****] at the time the Product Sales Transactions are entered or, if not within such range, EverQ approves the Negotiated Terms. EverQ may approve the Negotiated Terms by approving the specific Negotiated Terms or [****], and after such approval, the Negotiated Terms are deemed within the [****] for such Product Sales Transactions. Provided that Product Sales Transactions are within the amounts of the EverQ Long

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Term Forecast at the time the Product Sales Transactions are entered, Evergreen shall have the right to place Orders for Products in such Product Sales Transactions, and EverQ shall manufacture, sell and deliver the Products in accordance with such Orders. To the extent that the EverQ Rolling Forecast indicates EverQ has greater capacity, or EverQ otherwise has more capacity available than indicated by the EverQ Long Term Forecast, EverQ shall make such capacity available for the Product Sales Transactions subject to 6 (c) (Exclusivity) and 6 (d) (Excess Inventory). [****].

          (c) OFF-SPEC PRODUCT. Evergreen will use reasonable commercial efforts to sell off-spec product. It is understood that such off-spec product, including without limitation cosmetic rejects, or otherwise defective cells and modules shall be typically sold on the spot market with [****] that are less favorable to EverQ than prime product. To the extent EverQ does not provide specific [****], Evergreen is free to negotiate [****] as it deems appropriate provided the warranty is no more favorable to customers than the then standard warranty.

          (d) INFORMATION AND ACCOUNTING. Except to extent prohibited by law, Evergreen shall inform EverQ without delay of any Product Sales Transactions entered and render account of such Product Sales Transaction. Section 384 para.3 of the German Commercial Code (Handelsgesetzbuch) shall not apply.

          (e) ADMINISTRATION BY EVERGREEN. Unless otherwise requested by Evergreen, EverQ will not be a party to the Product Sales Transactions. EverQ shall not contact the customers except as necessary to exercise its rights under this Agreement, particularly under 8 (b) (Payment to EverQ) and 11 (c) (Warranty Procedure). [****]. Evergreen shall have the right to be the sole interface with customers and to handle administration of order fulfillment, invoicing, collections, warranty, service and related activities.

     6. EVERGREEN FORECASTS AND ORDERS

          (a) EVERGREEN FORECASTS. Each [****] during the term of this Agreement, within [****] Business Days of receiving the EverQ Rolling Forecast, Evergreen shall provide EverQ a non-binding written rolling forecast ("Evergreen Forecast"), indicating Evergreen's good faith estimate of the total quantity to be ordered by Evergreen from EverQ under this Agreement in each of the next [****] months, including periods already covered by Evergreen's outstanding Orders. EverQ shall procure materials and manufacture Products sufficient to meet the Evergreen Forecasts. EverQ is not required to limit its production to the level of the Evergreen Forecasts. EverQ agrees to advise Evergreen without undue delay in the event that EverQ anticipates that it will be unable to achieve the volumes and schedules set forth in the Evergreen Forecast.

          (b) ORDERS. EverQ shall sell and deliver Products in accordance with the Product quantity, part number(s), specifications, destination and delivery dates specified in Evergreen's Orders for Product Sales Transactions entered in accordance with this Agreement. Within [****] Business Days after receipt of the Order, EverQ shall send a confirmation of acceptance, or, if not accepted, a written notice detailing reasons that the Order is not in conformance with this Agreement.

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

          (c) EXCLUSIVITY. Evergreen shall have the right to sell Products in the amount of EverQ's total production capacity, so long as Evergreen has continued to place cumulative Orders for Products (such Orders resulting in Product shipping) in the level of at least [****] percent ([****]%) of Dedicated Production Capacity in a calendar year. In the event that Evergreen has placed Orders for Products in the level of less than [****] percent ([****]%) in a calendar year, Evergreen looses the exclusive right to sell Products in the amount of EverQ's total production capacity in the amount of the shortfall in Evergreen's sales from the full capacity. Instead EverQ shall have the right to sell the Products itself/ or through other sales / commission agents provided that EverQ satisfies its obligations to Evergreen with respect only to existing Product Sales Transactions. Products sold by EverQ independently of Evergreen shall not bear Evergreen Marks or be of an Evergreen Design. In the event that the level of Evergreen sales decreases because of default by customers [****], the parties will reasonably discuss and determine whether such decrease should cause Evergreen to lose its exclusivity set for the above.

[****].

          (d) EXCESS INVENTORY. EverQ shall also have at any time the right to itself sell inventory to the extent accumulated if it exceeds [****] percent ([****]%) of EverQ's annual production capacity or [****] MW, provided that EverQ satisfies its obligations to Evergreen with respect to existing Product Sales Transactions. Sales according to this clause (d) (Excess Inventory) shall not bear Evergreen Marks to the extent they can be reasonably relabeled without damage to product.

          (e) SOURCING. [****].

     7. TERM OF AGREEMENT

          This Agreement shall be effective on the Effective Date and shall expire [****] years from date of signing, subject to: (a) earlier termination pursuant to Section 14 (Termination), and (b) automatic renewal for successive [****] terms unless either party notifies the other in writing at least [****] prior to the beginning of such additional period that it desires not to renew. Upon termination of the Agreement, EverQ shall discontinue making and selling products with any (i) Evergreen Marks and any (ii) Evergreen Design. .

     8. PRICING AND PAYMENT

          (a) PRICING. Pricing will be determined in accordance with Section 5.

          (b) PAYMENT TO EVERQ. Evergreen shall remit to EverQ the Product Revenue, less the Evergreen Fee. Evergreen shall remit such amount within [****] days of Evergreen's receipt of the Product Revenue from the customer. Evergreen shall have no liability to EverQ for delays or defaults in payment for Product, or product default or termination, by customers. Evergreen shall use commercially reasonable efforts to collect the Product Revenue. In the event that Evergreen is unable to collect on account for Product Revenue within [****] days of when due, then on EverQ's request as EverQ'sole remedy, Evergreen will assign the account to EverQ, which may collect on the account, retain the funds and remit the Evergreen Fee to Evergreen if the funds are collected. In

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

the event that Evergreen is not able to collect on account for Product Revenue within [****] days of when due, then Evergreen may satisfy its obligation to use commercially reasonable efforts to collect the Product Revenue by assigning the account to a collection agency for a standard collection fee. Unless otherwise agreed, payment shall be in the currency Evergreen receives from its customers for Product (which currency shall be specified to EverQ at the time of its sale upon EverQ's request).

          (c) EVERGREEN FEE. In consideration for its activities hereunder, Evergreen shall receive a fee ("Evergreen Fee"). The Evergreen Fee shall consist of the sum of a Percentage Fee times the received Product Revenue. The "Percentage Fee" shall be adjusted by mutual agreement annually, on the anniversary of the Effective Date, and shall be set high enough to cover [****]. The Percentage Fee shall be set initially at [****] percent ([****]%), which shall be effective through [****]. All sales and marketing costs and expenses of Evergreen are compensated by the Evergreen Fee.

          (d) ASSIGNMENT. Evergreen hereby assigns to EverQ by way of security each future Evergreen claim less the Evergreen Fee vis-a-vis its customers for Products Revenue under the Product Sales Transactions entered into under this Agreement in order to secure each such respective claim of EverQ vis-a-vis Evergreen under this Agreement. Evergreen is entitled to collect the Product Revenue from the customer according to Sec. 8 para. (a) and (b), and particulary Evergreen is entitled to assign the account to a collection agency for a standard collection fee. EverQ is allowed to inform the customers and collect the payment itself from its customers if Evergreen becomes insolvent, files a petition in bankruptcy, "Chapter 11" or makes an assignment for the benefit of creditors, or a receiver or similar officer is appointed to take charge of all or a part of Evergreen's assets.

          (e) CREDIT. Undisputed amounts owed to Evergreen due to rejections of Product, warranty claims, discrepancies on paid invoices and other undisputed amounts payable under this Agreement will be, at Evergreen's option, fully credited against future invoices payable to EverQ, or paid by EverQ within [****] days from EverQ's receipt of a debit memo or other written request for payment from Evergreen.

          (f) SET-OFF. Evergreen retains the right to set-off undisputed amounts owed from EverQ against amounts owed to EverQ.

          (g) RECORDS AND AUDITS. Evergreen shall maintain complete and accurate records regarding the Product Sales Transactions in accordance with generally recognized commercial accounting practices, and Evergreen shall keep such records available for at least [****] years or longer, if required by German tax law and EverQ has notified Evergreen of such requirement, after end of the period to which they apply. Evergreen shall allow EverQ, through an independent certified public accountant mutually acceptable to Evergreen and EverQ, during office hours and at reasonable intervals, no more than [****] to audit records solely for the purpose of ascertaining the correctness of Evergreen's payments and for reviewing Evergreen Fee hereunder. The auditor shall be subject to an obligation of confidentiality, and Evergreen may require the auditor to execute a confidentiality agreement to that effect. The auditor shall report only whether a discrepancy was found, and if so, the amount of under or overpayment. If a deficiency of [****] per cent ([****]%)

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

or more exists for the period audited, Evergreen shall pay, in addition to such deficiency, the reasonable costs of such audit.

     9. DELIVERY AND SHIPPING TERMS

          EverQ shall deliver on the dates and to the locations in accordance with Evergreen's Orders for Product Sales Transactions entered in accordance with this Agreement. All shipping terms including responsibility for cost of shipping, taxes, insurance, passage of title and risk of loss shall be in accordance with the terms of the respective Product Sales Transaction on which the Order or portion thereof is based. All Products shall be prepared, packed, marked and shipped in accordance with the Specifications and [****] and/or otherwise mutually agreed between Evergreen and EverQ.

     10. FACILITIES, RECORDS, AUDITS AND QUALITY

          (a) FACILITIES. EverQ shall manufacture and supply the Products in accordance with the Specifications and the other requirements of this Agreement using adequate, qualified manufacturing facilities, with all necessary labor and equipment. Such facilities shall be subject to Evergreen's inspection and/or audits from time to time. Unless otherwise agreed, EverQ is solely responsible to provide all parts, labor, materials and other items necessary to perform its obligations hereunder.

          (b) RECORDS AND AUDITS. At Evergreen's request, upon reasonable prior notice, EverQ shall permit, Evergreen and its representatives to periodically inspect and audit EverQ's books, records, and manufacturing facilities pertaining to EverQ's manufacturing of the Products, or otherwise relating to EverQ's compliance with this Agreement. In accordance with Evergreen's reasonable request, [****]. EverQ shall maintain accurate and complete records regarding EverQ's manufacturing and supply of the Products. These records shall be held in no event less than [****] years kept following the end of the calendar quarter to which they pertain.

          (c) QUALITY ASSURANCE DATA. EverQ agrees to provide outgoing inspection, quality and reliability data as reasonably specified from time to time by Evergreen for the Products sold by Evergreen.

          (d) STOPPING SHIPMENTS. Evergreen may request EverQ to stop shipments for significant quality deficiencies. [****]. If Evergreen so requests, EverQ's obligations to meet delivery commitments shall thereafter be suspended until such time as Evergreen thereafter requests EverQ to recommence shipment of Products. Evergreen and EverQ shall work together to allow to resume production as promptly as practicable. All requests pursuant to this Section shall be in writing.

     11. WARRANTY

          (a) TITLE WARRANTY. EverQ warrants that title to the Products shall be free and clear of all liens, mortgages, encumbrances, security interests or other claims or rights ("Third Party Rights"). However, Third Party Rights do not include (i) any Intellectual Property Rights or Technology provided by or based on the License & Technology Transfer Agreement provided by

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

Evergreen to EverQ and (ii) any rights of third parties regarding the aforementioned Intellectual Property Rights or Technology provided by Evergreen.

          (b) GENERAL WARRANTY. EverQ warrants the Products pursuant to the warranty attached hereto in Exhibit B. The Parties may change the warranty that will be applicable to future Product Sales Transactions and as a consequence also for this Agreement; provided, however, that EverQ shall not reduce the warranty applicable to Product Sales Transactions previously entered. Additionally, EverQ warrants the Products with respect to any specific warranty terms that EverQ has approved in a particular Product Sales Transaction.

          (c) WARRANTY PROCEDURES. If (i) EverQ is notified of any failure of any Product to conform to the warranties and provided a description of such breach; and (ii) such Products are defective or non-conforming, EverQ shall either repair, replace or refund the purchase price of such Product. EverQ shall expedite any such Order for replacement Product at Evergreen's request and, if requested by Evergreen, [****]. To the extent that the warranty claims are less than (i) a single claim of [****] euro (E[****]) or more or (ii) [****] percent ([****] %) of Evergreen's sales of Products from EverQ cumulatively in the prior [****] months, then Evergreen shall be free to assess in its reasonable judgment, [****], whether the warranty is breached and whether the remedy shall be repair, replacement or refund. Evergreen will provide to EverQ monthly reports outlining any recurring warranty cases and, upon request of EverQ, also an evaluation report. If Product is replaced, EverQ shall have the right to receive and examine the faulty Product. To the extent that the claims are greater than such threshold, EverQ and Evergreen shall jointly determine the remedy and [****]. [****], EverQ will notify Evergreen if the warranty claim is incorrect. EverQ will accommodate variations of the above procedure to the extent required by the respective Product Sales Transaction [****].

          (d) REPAIRED OR REPLACED PRODUCTS. EverQ shall return Products repaired or replaced under this warranty [****]. EverQ shall also reimburse Evergreen for the transportation charges, if any, for shipment to EverQ of repaired, replaced, or returned-for-credit Product.

          (e) EXCLUSION. Apart from the rights mentioned in 11 (a) - 11 (d), Evergreen is not entitled to any further warranty claims.

     12. CHANGES

          PRODUCT CHANGES. The term "Product Changes" shall mean those mechanical, electrical or Specification changes, changes in suppliers or subcontractors, made to or with respect to the Products or the manufacture process which, if made, could affect the schedule, performance, quality, reliability, availability, serviceability, appearance, dimensions, tolerances, safety or costs. EverQ is, [****], allowed to make Product Changes that do not affect customer interests in existing Product Sales Transactions. Product Changes affecting customer interests in existing Product Sales Transactions only become effective if approved by Evergreen, nevertheless such approval shall only be denied on a reasonable basis. Evergreen shall use its reasonable efforts to provide for respective adjustment clauses [****].

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

          Should Q-Cells and/or REC develop a proprietary product design that provides cost and/or product advantages the Parties will negotiate in good faith to enable said design to be manufactured and sold under the terms of this Agreement.

     13. TRADEMARKS

          Evergreen may require EverQ to apply Evergreen's trademark(s) ("Evergreen Marks") to the Products. Evergreen grants to EverQ a non-exclusive, non-transferable license to use the Evergreen Marks, solely on the Products sold by Evergreen in accordance with Evergreen's instructions, and only for so long as EverQ complies with Evergreen's then-current trademark usage guidelines. Without limitation, EverQ shall not take any action that would detract from the goodwill of Evergreen associated with the Evergreen Marks. If Evergreen determines that EverQ is using the Evergreen Marks improperly, then EverQ must remedy the improper use within [****] days. EverQ shall make all reasonable efforts to manufacture, or have manufactured, any product upon which the Evergreen Marks are applied to standards that are at least as high as those for similar products of EverQ. EverQ acknowledges that Evergreen is the owner of the Evergreen Marks, and shall do nothing inconsistent with Evergreen's ownership of the Evergreen Marks. All use of the Evergreen Marks by EverQ will inure to the benefit of Evergreen, and nothing in this Agreement grants to EverQ any right, title or interest in the Evergreen Marks other than the right to use the Evergreen Marks in accordance with this Agreement. EverQ shall not sell any Product bearing the Evergreen Marks except in accordance with this Agreement. In the event that the Agreement is terminated or has expired and EverQ has excess inventory of Products bearing the Evergreen Marks that is not to be sold by Evergreen, then, if the Products cannot be reasonably relabeled, Evergreen agrees to EverQ's sale of such Products bearing the Evergreen Marks.

     14. TERMINATION

          (a) TERMINATION GROUNDS FOR TERMINATION BY EVERGREEN. Evergreen may terminate this Agreement at any time by notice in the event EverQ:

               (i) Fails to comply with any material provision of this Agreement and in the case of a breach which is capable of remedy, fails to remedy such breach within [****] days of notification of said breach,

               (ii) Becomes insolvent, becomes subject to opened insolvency proceedings or a petition to open such proceedings is dismissed due to insufficient assets or a receiver or similar officer is appointed to take charge of all or a part of EverQ's assets and such condition in this Section 14 (a)
(ii) is not cured within [****] days, or

               (iii) Assigns, or attempts to assign, or subcontracts or attempts to subcontract, any or all of its rights or obligations under this Agreement or any Orders issued hereunder to a third party without Evergreen's prior approval.

          (b) TERMINATION GROUNDS FOR TERMINATION BY EVERQ. EverQ may terminate this Agreement at any time by notice in the event Evergreen:

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

               (i)Becomes insolvent, files a petition in bankruptcy, "Chapter" 11 or makes an assignment for the benefit of creditors, or a receiver or similar officer is appointed to take charge of all or a part of Evergreen's assets and such condition in this Section 14 (b) (i) is not cured within [****] days.

               (ii) Fails to comply with any material provision of this Agreement and in the case of a breach which is capable of remedy, fails to remedy such breach within [****] days of written notification of said breach.

               (iii) Holds only [****]% or less of the shares of EverQ.

          (c) FURTHER TERMINATION GROUND FOR TERMINATION BY EITHER PARTY. EverQ and/or Evergreen may terminate this Agreement at any time by notice in the event that Dedicated Production Capacity is less than [****]% of the current annual Production Capacity of EverQ unless such drop is cured by mutual agreement.

          (d) SURVIVAL. The following sections shall survive any expiration or termination of this Agreement and remain in effect: Sections 11 (Warranty), 14 (Termination), 15 (Limitation of Liability), 16 (Notices), 18 (Indemnity), 20 (Confidential Information), and 21 (Miscellaneous). EverQ's and Evergreen's obligations with respect to existing Product Sales Transactions shall also survive any expiration or termination of this Agreement.

     15. LIMITATION OF LIABILITY

EXCEPT WITH RESPECT TO THE EXPRESS PROVISIONS OF AGREEMENT PARTIES ARE ONLY LIABLE FOR DAMAGES CAUSED BY INTENT OR GROSS NEGLIENCE: LIABILITY FOR PERSONAL INJURY OR PROPERTY DAMAGES CAUSED BY GROSS NEGLIGENCE IS LIMITED TO DIRECT DAMAGES OF THE PROPERTY OF THE OTHER PARTY AND PERSONAL INJURIES; WHICH ARE CAUSED BY ONE OF THE PARTIES IN REALATION TO THIS AGREEMENT. EXCEPT FOR EVERQ'S FAILURE TO SUPPLY PRODUCTS HEREUNDER, LIABILITY OF EACH PARTY HEREUNDER SHALL BE LIMITED TO THE AMOUNT OF PRODUCT REVENUE THAT EVERGREEN RECEIVES FOR THE RESPECTIVE PRODUCT SALE ON WHICH THE CLAIM IS BASED.

THE PARTIES ARE NOT LIABLE FOR ANY OTHER DAMAGES, I.E., FINANCIAL LOSSES, BE IT DIRECT OR INDIRECT DAMAGES, INCIDENTAL OR CONSEQUENTIAL DAMAGES,WHICH ARE CAUSED BY A PARTY IN RELATION TO THIS AGREEMENT, INCLUDING WITHOUT BEEING LIMITED HERETO LOSS OF PRODUCTION AND LOSS OF PROFITS, LOSS OF TURNOVER; LOSS OF USE OR CLAIMS BY THIRD PARTIES.

THE LIMITATIONS OF THIS SECTION 15 (LIMITATION OF LIAABILITY) SHALL NOT APPLY TO
SECTION 18 (INDEMNITY).

     16. NOTICES

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          All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) sent by next-day or overnight mail or delivery or (c) sent by facsimile, as follows:

If to Evergreen

Evergreen Solar, Inc.
138 Bartlett Street
Marlboro, MA 01752
USA

ATTN:
Richard Feldt
Richard Chleboski
Terry Bailey

With a copy to:

Wilson Sonsini Goodrich & Rosati, Professional Corporation
12 East 49th Street
New York, NY 10017 USA
Attention: Robert Sanchez
Robert O'Connor
Phone: 1 212 999-5800
Fax: 1 650 493-6811

If to EverQ

EverQ GmbH
Sonnenallee 14-18
06766 Thalheim
Germany

ATTN:
Bernd Schmidt
Gottfried Marhan

With a copy to:

     17. COMPLIANCE WITH LAWS

          All Products supplied and work performed under this Agreement shall comply with all applicable laws and regulations in effect, including, without limitation, in the place of

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manufacture. Upon request, EverQ agrees to certify compliance with the applicable laws and regulations. EverQ's failure to comply with any of the requirements of this Section shall constitute a material breach of this Agreement.

          Upon request, EverQ agrees to provide Evergreen with information and certifications required to demonstrate compliance with applicable laws and regulations for Product supplied under this Agreement. EverQ shall indemnify and hold Evergreen harmless from and against any claims, costs, or damages resulting from or arising out of Evergreen's reliance on such information and/or certifications.

     18. INDEMNITY

          EverQ shall, at its own expense, indemnify and hold Evergreen, Evergreen's respective officers, directors, agents and employees (collectively, "Indemnified Parties") harmless from and against any liability, award, expense or loss (including attorneys' fees) arising from any (a) actual or alleged infringement of any patent, trademark, trade secret, copyright or other intellectual property related to the Products other than with respect to infringement directly caused by specifications or any rights provided by Evergreen, where the infringement would not occur without use of such specifications or rights, or (b) breach of this Agreement or its representations or warranties hereunder by EverQ, (any claim or action based on (a) and (b), a "Claim") and shall defend at its own expense, including attorneys fees, any suit brought against Indemnified Parties alleging a Claim.

          Evergreen shall (i) give EverQ prompt notice in writing of any Claim and, if EverQ provides evidence reasonably satisfactory to Evergreen of EverQ's financial ability to defend the matter vigorously and pay any reasonably foreseeable damages; (ii) permit EverQ, through counsel of EverQ's choice, that does not have a conflict with Evergreen, to answer and defend such Claim (but any Indemnified Party may be represented by counsel and participate in the defense at its own expense); and (ii) give EverQ all needed information, assistance, and authority, at EverQ's expense, to enable EverQ to defend such Claim. EverQ shall not be liable for any settlement of a Claim effected without its written consent (which consent shall not be unreasonably withheld or delayed), nor shall EverQ settle any Claim without the written consent of Evergreen (which consent shall not be unreasonably withheld or delayed). EverQ shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the applicable Indemnified Parties a release from all liability with respect to the Claim.

     19. GRATUITIES

          Each Party represents that it has not offered nor given and will not offer nor give any employee, agent, or representative of the other Party any gratuity with a view toward securing any business from the other Party or influencing such person with respect to the business between the Parties.

     20. CONFIDENTIAL INFORMATION

                                                                    CONFIDENTIAL

          (b) Any Confidential Information exchanged pursuant to this Agreement (and the terms of this Agreement itself) will be governed by SECTION 9.7 (Confidentiality) of the Master Agreement, with the Parties hereunder deemed the Disclosing Party and/or Receiving Party as applicable, provided that, notwithstanding anything to the contrary either party shall may use Confidential Information in order to exercise its rights and discharge its obligations hereunder.

     21. MISCELLANEOUS

          (a) GOVERNING LAW AND DISPUTE RESOLUTION. This Agreement shall be construed in accordance with and governed by the laws of the Federal Republic of Germany excluding its rules on the conflict of laws and of the United Nations Convention on the International Sale of Goods (CISG). All disputes arising in connection with this Agreement or its validity or any agreement provided herein which cannot be resolved by mutual agreement of the Parties shall be finally settled in accordance with the Arbitration Rules of the German Institution of Arbitration e.V. (DIS) without recourse to the ordinary courts of law (except for challenges to the validity of shareholder resolutions which shall be submitted to the competent court in Berlin). The place of arbitration is Berlin, Germany. The arbitral tribunal consists of three arbitrators. The arbitrators must be capable of being appointed a judge in accordance with the relevant German legal rules. The substantive law of the Federal Republic of Germany is applicable to the dispute. The language of the arbitral proceedings is English.

          (b) COMPLIANCE WITH LAWS AND REGULATIONS. Each Party will comply with all applicable laws, regulations and ordinances.

          (c) FORCE MAJEURE Neither of the Parties shall be liable for prevention from fulfilling the contract as a result of force majeure, particularly natural disasters, war, unrest, labour disputes, suspension or interruption of operations due to extreme factors, administrative measures and other events outside the control of the Parties, especially such as a shortfall of silicon deliveries. This includes cases of force majeure taking place at suppliers of EverQ. In such events, the Parties shall contact each other without delay and discuss the measures to be taken. The Parties undertake to re-enable the contract's fulfilment by all technical and economically reasonable means. If EverQ has approved a narrower Force Majeure - clause in regard to a Product Sales Transaction explicitly in writing (e. g., through written approval of the customer's agreement or use of a-pre-approved standard term, the use of which is to be notified from Evergreen to EverQ), EverQ, shall at its own expense, indemnify and hold Evergreen harmless from any damage that may occur in case of Force Majeure according to this Section 21 (c) (Force Majeure) of this Agreement.

          (d) EXPORT. No Party shall export or re export, directly or indirectly, any technical information disclosed hereunder or direct product thereof to any destination prohibited or restricted by the applicable export control regulations, including the U.S. Export Administration Regulations and regulations of Germany, without the prior authorization from the appropriate governmental authorities.

          (e) AMENDMENTS AND WAIVERS. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an

                                                                    CONFIDENTIAL
amendment, by each Party to this Agreement, or in the case of a waiver, by the Party against whom the waiver is to be effective.

          (f) No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any or other further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          (g) NOTICES. All notices or communications of any kind made or required to be given pursuant to this Agreement shall be in writing and delivered to the other party at the address first set forth above, unless either party gives notice to the other party of a change of address.

          (h) ASSIGNMENT. Other than as expressly otherwise provided herein, this Agreement shall not be assignable or otherwise transferable by any Party hereto without the prior written consent of the other Party hereto; provided, however, that neither Party shall be obligated to obtain the consent of the other Party under this Section 21(h) (Assignment) solely by virtue of a Change of Control of such Party, and such Party shall have the right to assign this Agreement, in its entirety including all rights and obligations, to such Party's successor in such Change of Control. Subject to the foregoing, the provisions of this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns. Any assignment or transfer (including through a change of control) of this Agreement in violation of this
Section 21(h) (Assignment) shall be null and void.

          (i) LANGUAGE. All documentation, communication and services in connection with this Agreement in shall be in English.

          (j) ENTIRE AGREEMENT; SEVERABILITY. This Agreement, together with any exhibits, constitutes the entire agreement between the Parties hereto and any of such Parties' respective affiliates with respect to the subject matter of this Agreement and supersedes all prior communications, agreements and understandings, both oral and written, with respect to the subject matter of this Agreement. In the event any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision, and the Parties agree to negotiate, in good faith, a legal and enforceable substitute provision which most nearly effects the Parties' intent in entering into this Agreement.

          (k) OTHER REMEDIES; SPECIFIC PERFORMANCE. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. The Parties hereto agree that irreparable damage may occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that - notwithstanding section 21(a) - the Parties may be entitled to seek an injunction (einstweilige Verfugung) to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in a German court, this being in addition to any

                                                                    CONFIDENTIAL
other remedy to which they are entitled at law or in equity. Jurisdiction over any action for injunctive relief shall lie with the courts of Berlin, Germany.

          (l) COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each Party hereto shall have received a counterpart hereof signed by the other Party hereto.

          (m) OTHER AGREEMENTS. No other express, written contracts and/or agreements between EverQ, Evergreen, Q-Cells AG and/or Renewable Energy Corporation ASA (and/or affiliates of the aforementioned companies) shall be affected by this Agreement.

          (n) CONDITIONS. This Agreement is entered into under the conditions precedent that (i) the share capital in EverQ is increased to Euro [****]; (ii) that such capital increase is registered with the commercial register, and (iii) after registration of such capital increase, Evergreen, Q-Cells AG and Renewable Energy Corporation ASA holds shares in a total amount of Euro [****] each.

          This Agreement is entered into under the further conditions precedent that the Competent Cartel Offices have issued a letter or formal decision that they will not prohibit the increase of share capital in EverQ or that the respective waiting periods provided for in the national merger control laws have elapsed without any formal decision rendered or that the Competent Cartel Offices confirmed that the transactions contemplated herein are not notifiable under the applicable merger control law. Competent Cartel Offices means any national or international agency, body or other entity to which the transactions contemplated herein have to be notified under the applicable merger control jurisdictions.

THE AUTHORIZED REPRESENTATIVES OF THE PARTIES HAVE EXECUTED THIS AGREEMENT ON THE DATES INDICATED BELOW TO BE EFFECTIVE AS OF THE EFFECTIVE DATE.

For Evergreen:                          For EverQ:

/s/ Phillipp von Alvensleben  9/29/06   /s/ Michael Naschke              9/29/06
-------------------------------------   ----------------------------------------
Signature                      (date)   Signature                         (date)

-------------------------------------   ----------------------------------------
Name                                    Name

-------------------------------------   ----------------------------------------
Title                                   Title

                                                                    CONFIDENTIAL

                                    EXHIBIT A

                                    PRODUCTS

[****
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]

                                                                    CONFIDENTIAL

                                    EXHIBIT B

                                    WARRANTY

                                STANDARD WARRANTY

     EVERGREEN SOLAR

     CEDAR LINE(TM) AND SPRUCE LINE(TM)

     PHOTOVOLTAIC MODULES LIMITED

     WARRANTY

     LIMITED WARRANTY:

     MATERIALS OR WORKMANSHIP

     Evergreen Solar warrants the modules to be free from defects in materials or workmanship under normal application, installation, use, and service conditions. If the product fails to conform to this warranty, then, for a period ending twenty-four (24) months from date of sale to the original consumer purchaser, Evergreen Solar will, at its option, either repair or replace the product or refund the purchase price. The repair, replacement, or refund remedy shall be the sole and exclusive remedy provided under this warranty.

     LIMITED WARRANTY:

     POWER OUTPUT

     Evergreen Solar warrants for a period of ten (10) years from the date of sale to the original consumer purchaser that the power rating at Standard Test Conditions will remain at 90% or greater of Evergreen Solar's Minimum Specified Power Rating. Evergreen Solar further warrants for a period of twenty-five (25) years from the date of sale to the original consumer purchaser that the power rating at Standard Test Conditions will remain at 80% or greater of Evergreen Solar's Minimum Specified Power Rating. Evergreen Solar will, at its option, repair or replace the product, refund the purchase price, or provide the purchaser with additional modules to make up lost power, provided that such degradation is determined to be due to defects in materials or workmanship under normal installation, application, and use. The relevant Minimum Specified Power Rating is defined in Evergreen Solar's product data sheet at the time of shipment. Standard Test Conditions are irradiance of 1000 W/m2, 25 degrees C cell temperature, and AM 1.5 light spectrum.

     LIMITATIONS AND CONDITIONS

     The remedy set forth in these limited warranties shall be the sole and exclusive remedy provided under the extended term warranty, unless otherwise agreed by Evergreen Solar in writing. In Germany, these limited warranties are neither a "guarantee of the quality" of the module pursuant to Section 443 BGB (German Civil Code) nor are they an "acceptance of a guarantee" pursuant to
Section 276 BGB.

     The limited warranties set forth herein do not apply to any module which in Evergreen Solar's sole judgment has been subjected to misuse, neglect, or accident; has been damaged through abuse, alteration, improper installation or application, or negligence in use, storage, transportation, or handling; or has in any way been tampered with or repaired by anyone other than Evergreen Solar or its agent. The limited warranties do not cover costs associated with module installation, removal, testing, packaging, transportation, or reinstallation; other costs associated with obtaining warranty service; or costs, lost revenues, or lost profits associated with the performance or nonperformance of defective modules.

     Any modules repaired or replaced by Evergreen Solar under a warranty claim shall be covered by the same warranties and original term as the first product purchased under said claim. The term shall not be prolonged or reset from the date of sale to the original consumer purchaser. Any replaced parts or products become the property of Evergreen Solar.

     These limited warranties apply only to the first end-user purchaser of the modules or to any subsequent owners of the original building or site where the modules were first installed.

     The limited warranties set forth herein are expressly in lieu of and exclude all other express or implied warranties, including but not limited to warranties of merchantability and of fitness for particular purpose, use, or application and all other obligations or liabilities on the part of Evergreen Solar, unless such other warranties, obligations, or liabilities are expressly agreed to in writing signed and approved by Evergreen Solar.

     Evergreen Solar shall have no responsibility or liability whatsoever for damage or injury to persons or property, or for other loss or injury resulting from any cause whatsoever arising out of or related to the product, including, without limitation, any defects in the module, or from use or installation. Under no circumstances shall Evergreen Solar be liable for incidental, consequential, or special damages, howsoever caused.

     Evergreen Solar's aggregate liability, if any, in damages or otherwise, shall not exceed the payment, if any, received by seller for the unit of product or service furnished or to be furnished, as the case may be, which is the subject of claim or dispute.

     Some jurisdictions do not allow limitations on implied warranties or the exclusion or limitation of damages, so the above limitations or exclusions may not apply to you. If a part, provision, or clause of terms and conditions of sale, or the application thereof to any person or circumstance is held invalid, void, or unenforceable, such holding shall not affect and leave all other parts, provisions, clauses, or applications of terms and conditions remaining, and to this end the terms and conditions shall be treated as severable.

     This warranty gives you specific legal rights; and you may also have other rights that vary from state to state and country to country. Neither party shall be in any way responsible or liable to the other party, or to any third party, arising out of nonperformance or delay in performance of the terms and conditions of sale due to acts of God, war, riot, strikes, unavailability of suitable and sufficient labor, and any unforeseen event beyond its control, including, without limitations, any technological or physical event or condition which is not reasonably known or understood at the time of sale.

     Any claim or dispute regarding these warranties shall be governed by and construed in accordance with the laws of the State of New York (US).

     OBTAINING WARRANTY PERFORMANCE

     If you feel you have a claim covered by warranty, you must promptly notify the dealer who sold you the module of the claim. The dealer will give advice handling the claim. If further assistance is required, write Evergreen Solar for instructions.

     The customer must submit a written claim, including adequate documentation of module purchase, serial number, and product failure. Evergreen Solar will determine in its sole judgment the adequacy of such claim. Evergreen Solar may require that product subject to a claim be returned to the factory, at the customer's expense. If product is determined to be defective and is replaced but is not returned to Evergreen Solar, then the customer must submit adequate evidence that such product has been destroyed or recycled.

     Note: This document may be provided in multiple languages. If there is a conflict among versions, the English language version dominates.

                                                                    CONFIDENTIAL

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                                                                    CONFIDENTIAL


                                       -3-